SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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World Funds Trust
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World Funds Trust
Global Strategic Income Fund

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

October 31, 2017

Dear Shareholder:

A Special Meeting of the Shareholders of the Global Strategic Income Fund (the “Fund”), a portfolio series of the World Funds Trust (the “Trust”), will be held on December 7, 2017 at 10:00 a.m., Eastern Time.

The Trust’s Board of Trustees is seeking your vote for the approval of: (i) a new investment advisory agreement for the Fund with a new investment adviser; (ii) a new investment sub-advisory agreement for the Fund with a new sub-adviser; and (iii) a change in the investment objective of the Fund and changing the investment objective to non-fundamental. These proposals, along with other changes to the Fund, are designed in part, to make the Fund more attractive in terms of cost, more competitive in the marketplace, and to provide for stable portfolio management for the Fund. The current adviser has not indicated a willingness to continue to serve as the investment adviser on a long-term basis and has asked the Board of Trustees to identify an alternative manager. The Board has determined after extensive assessments, that the newly proposed investment adviser, Mission Institutional Advisors, LLC dba Mission Funds Advisors (“Mission”), and sub-adviser, Auour Investments, LLC (“Auour”), will be the most beneficial option to shareholders. The Board believes Mission and Auour will be able to implement a superior investment program for shareholders. The Board notes that Mission has proposed an advisory fee that is more than 50% less than what is currently in place and it has proposed an expense limitation arrangement that also provides substantial benefits to shareholders. The Board also notes its belief that Auour has the capacity to deliver a superior investment program to the Fund. Accordingly, the Board has approved these measures and is putting forth these proposals for your review and approval.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important and you are, therefore, strongly encouraged to return a proxy card for the Fund.

If your shares are held in street name, only your bank or broker can vote your shares and generally only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

/s/ David A. Bogaert

David A. Bogaert,
   President

World Funds Trust
Global Strategic Income Fund

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on December 7, 2017

This Proxy Statement is Available online at the Following Website:
http://www.theworldfundstrust.com/gsifproxy.2017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of the Global Strategic Income Fund (the “Fund”):

Notice is hereby given that a special meeting of the shareholders (the “Special Meeting”) of the Fund, a portfolio series of the World Funds Trust (the “Trust”) will be held on December 7, 2017 at the offices of the Trust (8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), at 10:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To approve a new investment advisory agreement between the Trust and Mission Institutional Advisors, LLC d/b/a Mission Fund Advisors on behalf of the Fund;

2.	To approve a new investment sub-advisory agreement between Mission Institutional Advisors, LLC d/b/a Mission Fund Advisors and Auour Investments, LLC on behalf of the Fund;

3.	To approve a revision to the investment objective of the Fund and to make the investment objective non-fundamental; and

4.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends that you vote FOR each Proposal identified in this Proxy Statement. The Board of Trustees of the Trust has set the close of business on October 11, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http://www.theworldfundstrust.com/gsifproxy2017. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-800-673-0550.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

By order of the Board of Trustees of the Trust,

Sincerely,

/s/ David A. Bogaert

David A. Bogaert,
   President

PROXY STATEMENT

World Funds Trust
Global Strategic Income Fund

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) of the Global Strategic Income Fund (the “Fund”) to be held on December 7, 2017 at the offices of the Trust (8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), at 10:00 a.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on October 11, 2017 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately October 31, 2017.

The Trustees recommend that you vote:

1.	For the new investment advisory agreement.

2.	For the new investment sub-advisory agreement.

3.	For the change to the investment objective and to make the investment objective non-fundamental.

4.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Each whole share of each class of the Fund is entitled to one vote as to any matter on which it is entitled to vote and each fractional share of each class is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR each Proposal.

INTRODUCTION AND BACKGROUND

The Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) has approved, and its proposing for approval to shareholders, a new investment adviser (see Proposal 1 below) and a new sub-adviser (see Proposal 2 below) for the Global Strategic Income Fund (the “Fund”). The current investment adviser to the Fund, Commonwealth Capital Management, LLC (“CCM”), has indicated to the Board that it is not willing to continue to serve as investment adviser to the Fund on a long-term basis. CCM suggested to the Board that engagement of a new investment adviser, and upon the advice of such new investment adviser, the engagement of a new sub-adviser, may be an option that the Board would want to consider for the Fund. In this regard, the Board considered a number of options for the Fund, including focusing on alternative investment advisers to the Fund as a long-term proposition and whether the current sub-adviser (Shikiar Asset Management, Inc. “Shikiar”) would be suitable for assuming a full advisory capacity for the Fund. Shikiar did not indicate a willingness or interest to the Board in assuming full investment management responsibilities for the Fund. The Board also considered whether liquidating the Fund would be appropriate, but determined that this option would not be the best option for all shareholders in that it would force a potential tax event and investment decision on certain shareholders, and the Board felt that if a particular shareholder did not approve of any proposed new investment advisory and sub-advisory arrangements, they could easily and individually determine to redeem their interest in the Fund. After discussions with CCM and the Fund’s other service providers, the Board concluded that identifying and retaining a new investment adviser and/or sub-adviser selected by any such new investment adviser would be in the Fund’s and shareholders’ best interest. Upon identifying a potential adviser, the Board directed the officers of the Trust to terminate the advisory arrangements with CCM and Shikiar. Contemporaneously, the Board considered and approved an alternative investment adviser and sub-adviser at a special Board meeting held on September 20, 2017. The Board approved, subject to shareholder vote, Mission Institutional Advisors, LLC d/b/a Mission Fund Advisors (“Mission”) as the new investment adviser to the Fund and Auour Investments, LLC (“Auour”) as the new investment sub-adviser to the Fund. As discussed in greater detail below, the Board noted in particular the proposal by Mission to lower significantly the investment advisory fees and expense limitation arrangements for the Fund. Additionally, at its special meeting held on September 20, 2017, the Board approved an interim advisory agreement with Mission and an interim sub-advisory agreement with Auour so that they may commence providing advisory and sub-advisory services to the Fund effective on November 7, 2017. The Board noted that while the contractual advisory fee rate that would be in effect on November 7, 2017 would remain the same as the contractual rate that is in place with CCM (i.e., 1.25%), Mission agreed to voluntarily waive its fees to the contractual levels that are provided for in the new advisory agreement with Mission (i.e., 0.60%), subject to the other regulatory requirements applicable to interim advisory arrangements.

Along with the new advisory and sub-advisory arrangement proposals, the Board also approved certain other changes for the Fund at its special meeting held September 20, 2017. Each of these changes were designed with the view toward making the Fund more attractive in terms of costs, more competitive in the marketplace, and to provide for stable portfolio management for the Fund. These changes include:

•	the creation of new share classes – Class Z Shares, Institutional Class Shares, and Investor Class Shares
•	the conversion of Class C Shares into Class A shares;
•	changes to certain service provider arrangements, including those relating to the provision of custodian and fund accounting services;
•	revisions to the Fund’s investment strategies;
•	approval of a new investment objective (see Proposal 3 below); and
•	a change to the Fund’s name – from Global Strategic Income Fund to the Mission – Auour Risk-Managed Global Equity Fund.

NOTE:   Shareholders are not required, and are not being asked, to vote on the foregoing changes, other than those specifically identified as Proposal 1, Proposal 2, or Proposal 3. The implementation of the foregoing changes is not contingent on any of the proposals in this proxy statement being passed. Notwithstanding, should Proposal 1 and Proposal 2 not be passed by shareholders, the Trustees would consider other options for the Fund, including liquidation and winding down the affairs of the Fund.

PROPOSAL 1

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

The new investment advisory agreement with Mission is being submitted to shareholders for approval as required by the Investment Company Act of 1940, as amended (the “1940 Act”). The information provided in this section is designed to allow you to understand the new proposed advisory arrangement, as well as to compare the proposed arrangement to the arrangement that is in place with the current investment adviser.

Previous Investment Adviser

Until November 6, 2017, CCM will serve as the Fund’s investment adviser pursuant to an investment advisory agreement between CCM and the Trust dated August 15, 2014, and amended February 22, 2017 (the “CCM Advisory Agreement”). CCM is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. As of March 31, 2017, CCM had approximately $13 million in assets under management. John Pasco, III, is President of CCM and is its sole owner.

The CCM Advisory Agreement was last approved by the Board of Trustees at its February 22-23, 2017 meeting. Prior to this approval, the CCM Advisory Agreement was approved by the Board of Trustees at its February 18-19, 2016 meeting and by the sole shareholder of the Fund on May 16, 2014 in connection with a reorganization of the Fund. The Fund was reorganized from a series of World Funds, Inc., a Maryland corporation, to a series of the Trust.

Pursuant to the terms of the CCM Advisory Agreement, the Adviser paid all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by CCM under the CCM Advisory Agreement are not exclusive, and CCM was free to perform similar services for others.

CCM received from the Fund an annual fee of 1.25% of the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million of the Fund (and deducted proportionately from each class of shares). The fee payable pursuant to the CCM Advisory Agreement is calculated and accrued daily, and, subject to the provisions of an applicable expense limitation agreement, paid monthly. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. CCM received the following payments for each of the years set forth below ending on December 31st:

	2016	2015	2014

Gross Advisory Fees	$178,199	$213,905	$268,811

Waivers and reimbursements	$107,124	$192,856	$157,563

Net Advisory fees	$71,075	$21,049	$111,248

CCM contractually agreed to waive or limit its fees and/or assume other expenses until April 30, 2018 so that the ratio of total annual operating expenses is limited to 2.35% of the Fund’s annual average net assets. The foregoing limitation excludes interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired funds fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. This expense limitation agreement may be terminated by CCM or the Board of Trustees of the Trust at any time after April 30, 2018. Prior to May 1, 2017, CCM entered into a written expense limitation agreement with the same exclusions noted above, to limit total annual operating expenses to an annual rate of 2.50% of the average daily net assets of the Fund. Despite the foregoing, in conjunction with the termination of the CCM Advisory Agreement, the expense limitation obligations of CCM also were terminated. As a result, the Fund will not be subject to an expense limitation from November 7, 2017 (the date that the Interim Advisory Agreement becomes effective until on or about December 8, 2017 (i.e., the anticipated date of effectiveness of the New Advisory Agreement (defined below).

The total amount of reimbursement that would have been recoverable by CCM would have been the sum of all fees previously waived or reimbursed by CCM to the Fund during the previous three (3) years, less any reimbursement previously paid. The total amount of recoverable reimbursements as of December 31, 2016 was $457,543, which will expire as follows:

2017	$157,563
2018	192,856
2019	107,124

$457,543

Such recoupment was approved by shareholders in connection with the reorganization of the Fund into the Trust. In conjunction with the termination of the CCM Advisory Agreement, the ability of CCM to recoup the foregoing amounts was also terminated.

Proposed New Adviser

The Board is recommending that shareholders approve Mission as the new investment adviser for the Fund. Mission was organized on August 22, 2017 as a Texas limited liability company and its address is 2651 North Harwood Street, Suite 525, Dallas, Texas 75201. The names, mailing addresses and principal occupation of the principal executive officers of Mission as of the date of this proxy statement are set forth below.

Name and Address	Principal Occupation
Jeff Groves P.O. Box 25523 Dallas, Texas 75225	Chief Executive Officer
Michael Young P.O. Box 25523 Dallas, Texas 75225	President / Chief Operating Officer
Sharon Goldberg P.O. Box 25523 Dallas, Texas 75225	Chief Compliance Officer

At this time, Mission does not advise any other registered investment companies.

The principals of Mission are also affiliated with another investment adviser (Integrated Adviser Network LLC) and a compliance consulting firm (Compliance Works, Inc). As of the date of this proxy statement, it is contemplated, but not agreed to, that the affiliated compliance consulting firm may provide its services to Auour. Additionally, as described also in Proposal 2 below, Mission and Auour contemplate an on-going relationship between the parties pursuant to a separate agreement dated October 2, 2017 wherein, among other things: (i) Mission agrees to recommend to the Board that Auour continue to serve as sub-adviser for the Fund subject to Board approval and other conditions, insofar as recommendation is consistent with Mission’s and the Board’s respective fiduciary duties; (ii) Auour agrees to limit its provision of advisory or sub-advisory services to other open-end investment management companies with similar investment objectives to that of the Fund; and (iii) Auour makes certain concessions related to the expense limitation arrangements for the Fund.

The Interim Advisory Agreement

As noted above, the Board terminated the advisory relationship with CCM, and at its September 20, 2017 special meeting, the Board, including by separate vote of a majority of the Independent Trustees (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)), appointed Mission as the new adviser to the Fund on an interim basis pursuant to an interim advisory agreement effective November 7, 2017 (the “Interim Advisory Agreement”). Because the new Advisory Agreement with Mission (the “New Advisory Agreement”) has not been approved by shareholders of the Fund, the Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from November 7, 2017 or when the shareholders of the Fund approve the New Advisory Agreement.

The terms of the Interim Advisory Agreement are, in substance, substantially similar to those of the proposed New Advisory Agreement (as described below), except for certain provisions that are required by law. The provisions required by law include a requirement that fees payable under the Interim Advisory Agreement be paid into an escrow account. If the Fund’s shareholders approve the New Advisory Agreement by the end of the 150-day period, the compensation (plus interest) payable under the Interim Advisory Agreement will be paid to Mission, but if the New Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to Mission.

Comparison of CCM Advisory Agreement and New Advisory Agreement

At its September 20, 2017 meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved the New Advisory Agreement between Mission and the Trust, subject to shareholder approval. The New Advisory Agreement will become effective the day after its approval by Fund shareholders. A general discussion of the differences between the New Advisory Agreement and the CCM Advisory Agreement is described below. Additionally, set forth below is a summary of certain material terms of the New Advisory Agreement. The form of the New Advisory Agreement is included as Appendix A-1. The description of the differences between the agreements and the summary of certain material terms of the New Advisory Agreement below are included in Appendix A-1, as well as the current CCM Advisory Agreement that is included as Appendix A-2 are qualified in their entirety by reference to the form of New Advisory Agreement included as Appendix A-1 and the CCM Advisory Agreement included as Appendix A-2.

Differences Between the Agreements

Other than the dates of the Agreements, the parties to the Agreements, and the Fund name, the below lists certain differences among the Agreements. The Commonwealth Agreement is contained in Appendix A-2. Investors are encouraged to review and compare the CCM Advisory Agreement and the New Advisory Agreement. The discussion of the differences described below is qualified in its entirety by the actual terms of the agreements contained in Appendices A-1 and A-2.

The New Advisory Agreement includes certain modernized language such as language on recordkeeping requirements under the Investment Company Act of 1940, as amended. The New Advisory Agreement also places a specific requirement on Mission that it provide to the Board of Trustees information required by certain shareholder reports on Securities and Exchange Commission (“SEC”) Forms N-CSR, N-Q, N-PX, among others. It also places a specific requirement on Mission that it make its officers and employees available to meet with the Board from time to time, on a reasonable basis.

The New Advisory Agreement subjects Mission to a lower standard of care and liability than CCM. The New Advisory Agreement provides that Mission shall not be liability for any error of judgement or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of the Fund; provided that nothing in the New Advisory Agreement shall be deemed to protect Mission against any liability to the Fund or its shareholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder. The Commonwealth Agreement provides that CCM shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties on the part of CCM (emphasis added). Advisory fees under both the New Advisory Agreement and the Commonwealth Agreement are paid monthly, but the specific provisions as to the timing of the payments differ. Additionally, as noted later in this Proposal 1, the fees under the New Advisory Agreement are lower than those under the Commonwealth Agreement.

Material Terms of the New Advisory Agreement

The New Advisory Agreement will become effective the day after its approval by Fund shareholders. The New Advisory Agreement is similar to the Commonwealth Agreement, except for the differences noted above and below, and the parties, the date and the name of the Fund. Set forth below is a summary of all material terms of the New Advisory Agreement. The form of the

New Advisory Agreement is included as Appendix A-1. The summary of all material terms of the New Advisory Agreement below is qualified in its entirety by reference to the form of New Advisory Agreement included as Appendix A-1.

The fee rate under the Commonwealth Agreement as compared to the New Advisory Agreement has been changed. CCM received from the Fund an annual fee of 1.25% of the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million of the Fund (and deducted proportionately from each class of shares). The fee was paid to CCM within the first 5 business days following month-end. Under the New Advisory Agreement the fee to be received by Mission from the Fund will be 0.60% of the Fund’s average daily net assets and the payment terms will remain as a monthly payment.

The New Advisory Agreement would require Mission to provide substantially the same services as provided by CCM. Mission shall, subject to supervision of the Board of Trustees, provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the respective investment objectives and policies of the Fund. Mission shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund’s assets shall be held uninvested in cash, subject to provisions of the Trust’s charter documents and the Fund’s registration statement, among other requirements under the 1940 Act and the Securities Act of 1933, as amended. As described in Proposal 2, it is proposed that Auour will become the sub-adviser to the Fund. Under these arrangements, Mission will be responsible for overseeing Auour. Under the terms of the New Sub-Advisory Agreement, Auour will be responsible for determining the appropriate securities to purchase and sell for the Fund; however, Mission will retain authority for trading and therefore will effect all purchase and sell transactions as directed by Auour.

In conjunction with the approval of the New Advisory Agreement, Mission has agreed to a written expense limitation agreement under which it will limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.20% of the average daily net assets of the Investor, Class A and Institutional Classes of shares of Fund and 1.12% of the Class Z shares. Mission may not terminate this expense limitation agreement prior to April 30, 2019. Each waiver or reimbursement of an expense by Mission is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

The New Advisory Agreement has the same duration and termination provisions as the Commonwealth Agreement. The New Advisory Agreement will have an initial term of two years from its effective date and will continue from year to year so long as the terms of the New Advisory Agreement are specifically approved by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the New Advisory Agreement or “interested persons” of the Trust or the investment adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this New Advisory Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this agreement as provided herein, the investment adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder. The New Advisory Agreement may be terminated by the Trust or the investment adviser at any time on sixty (60) days’ prior written notice to the other, without payment of any penalty. Further, termination of the New Advisory Agreement may be authorized by action of the Board of Trustees or by an “affirmative vote of a majority of the outstanding voting securities of the Fund.” The New Advisory Agreement will terminate automatically in the event of its assignment.

The New Advisory Agreement subjects Mission to a different standard of care than CCM as noted in the above section titled “Differences Between the Agreements.”

If the Fund’s shareholders approve the New Advisory Agreement, it is expected that the New Advisory Agreement would become effective on or about December 8, 2017 subject to any adjournments of the Special Meeting.

Board Considerations of the New Advisory Agreement and New Sub-Advisory Agreement

At a meeting held on September 20, 2017, the Board reviewed and discussed the approval of the New Advisory Agreement between the Trust and Mission and the new investment sub-advisory agreement between Mission and Auour (the “New Sub-Advisory Agreement”). The Board also convened to reconsider the Sub-Advisory Agreement on October 5, 2017. At those meetings, legal counsel to the Trust (“Counsel”) noted that the 1940 Act requires the approval of these types of agreements between the Trust and its service providers by a majority of the Independent Trustees.

The Board reflected on its discussions regarding the proposed New Advisory Agreement, New Sub-Advisory Agreement, the proposed expense limitation arrangements and the anticipated manner in which the Fund would be managed with representatives of Mission and Auour. Counsel referred to the materials that had been provided in connection with the approval of the New Advisory Agreement and New Sub-Advisory Agreement for the Fund, and Counsel reviewed the types of information and factors that the Board should consider in order to make an informed decision regarding the approval of each of the New Advisory Agreement and New Sub-Advisory Agreement (collectively, the “Agreements” for purposes of this section of the proxy solely).

In assessing these factors and reaching its decisions, the Board took into consideration information specifically prepared and/or presented in connection with the approval process with respect to the Fund, including information presented to the Board by representatives from Mission and Auour. The Board requested and/or was provided with information and reports relevant to the approval of the Agreements, including: (i) reports regarding the services and support to be provided to the Fund and its shareholders; (ii) presentations by management of Mission and Auour addressing the investment philosophy, investment strategy, personnel and operations to be utilized in managing the Fund; (iii) disclosure information contained in the registration statement of the Trust and the Form ADV and/or policies and procedures of each of Mission and Auour; and (iv) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Mission and Auour, including financial information, a description of personnel and the services to be provided to the Fund, information on investment advice, performance, summaries of anticipated expenses for the Fund, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information; (iii) the anticipated effect of size on the Fund’s performance and expenses; (iv) benefits to be realized by Mission and Auour from their respective relationships with the Trust and the Fund; and (v) information about the contemplated on-going relationship between Mission and Auour.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the Agreements, the Trustees considered numerous factors, including:

1.	The nature, extent, and quality of the services to be provided by Mission and Auour.

In this regard, the Board considered the responsibilities of Mission and Auour under their respective Agreements. The Board reviewed the services to be provided by each of Mission and Auour including, without limitation, the process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; the anticipated coordination of services for the Fund among the service providers, and the anticipated efforts of Mission and Auour to promote the Fund and grow assets. The Board considered: Mission and Auour’s staffing, personnel, and methods of operating; the education and experience of its personnel, and their compliance programs, policies and procedures. The Board considered that while Mission was a newly formed entity and that it had no experience managing a mutual fund or supervising a sub-adviser to a mutual fund, its personnel had significant experience in the asset management industry and were capable of overseeing Auour. The Board also considered the financial condition of Mission and Auour. The Board considered the measures that Mission and Auour had put in place to ensure compliance with applicable law and regulations, including specifically those governing conflicts in regard to Auour’s management of separate accounts. The Board considered the methods to be utilized by Mission in supervising Auour as a sub-adviser to the Fund. The Board also considered the on-going relationship contemplated between and Mission and Auour and the affiliated relationships of Mission, including the compliance consulting service and the resources that could be leveraged from those affiliations to supplement the services to be provided by Mission to the Fund. After reviewing the foregoing and further information from Mission and Auour, and notwithstanding the limited operating experience of Mission, the Board concluded that the quality, extent, and nature of the services to be provided by each of Mission and Auour under the Agreements were adequate for the Fund.

2.	Investment Performance of the Fund.

The Board noted that neither Mission nor Auour had commenced managing the Fund and therefore a consideration of the Fund’s performance was not relevant to this factor. It was also noted that Mission did not manage any separate accounts and it was not anticipated that Mission would ever have any separate account clients. It was noted that the Trust has approved revising the investment objective and principal investment strategies of the Fund. It was also noted that Auour has separate account clients that were managed with strategies that are substantially similar (i.e., the Instinct Global Equity composite (the “Composite”)) to the revised strategies approved by the Board for the Fund. In this regard, the Board reviewed the Composite performance returns noting recent underperformance from that Composite’s benchmark, but it also noted the rationale for such underperformance provided by Auour, including that the underperformance related to a less-than-benchmark weight in international, both developed and emerging markets, which performed well relative to the U.S. markets. The Board noted that the Composite had out-performed the benchmark on a 3-year annualized basis. Based on the foregoing, the Board concluded that Auour’s performance as reflected in the Composite performance was satisfactory.

3.	The costs of services to be provided and profits to be realized by Mission and Auour from the relationship with the Fund.

In this regard, the Board considered: the financial condition of Mission and Auour and the level of commitment to the Fund by Mission’s principals and the expenses of the Fund, including the nature and frequency of advisory and sub-advisory fee payments. The Board noted representations from each of Mission and Auour as to assets that needed to be under management in the Fund in order for each adviser to become profitable. The Board noted that the proposed advisory fee for the Fund was substantially less than that currently in effect for the Fund under its current investment mandate and with its current adviser and sub-adviser. The Board noted that the reduced fee would potentially make the Fund very competitive with its peers. The Board noted that the overall expense cap for the Fund was set at 1.20%, which would place the Fund in the top quartile of the Tactical Allocation category of Morningstar - the peer group the Fund is expected to be in following the change to its investment strategy. The Board noted that this expense cap was also substantially lower than had been in place previously. The Board determined that the advisory and sub-advisory fees were within an acceptable range, which is below its peer group median, in light of the services to be rendered by each of Mission and Auour. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Mission (who in turn would pay Auour) were fair and reasonable.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Board considered the Fund’s fee arrangements with Mission. The Board noted that the advisory fee does not include a breakpoint but that the effect of the expense limitation agreement to be entered into for the Fund would have the effect of capping the expenses at a certain level. The Board noted, and indicated that it was influential that Mission indicated that it currently intended to keep the expense cap in place for the foreseeable future. Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangement with Mission was fair and reasonable in relation to the nature and quality of the services to be provided by Mission and Auour.

5.	Possible conflicts of interest and other benefits.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; the method for bunching of portfolio securities transactions; the substance and administration of Codes of Ethics and other relevant policies described in each of Auour’s Form ADV and compliance policies and procedures and Mission’s policies and procedures, such as personal conduct policies, personal trading policies, risk management and internal controls. The Board also considered potential benefits for Mission and Auour in managing the Fund and, in particular, noted that Auour may benefit by being able to place accounts beneath its separate account minimum into the Fund, thus potentially adding to overall Fund assets. The Board noted that Mission represented that it does not anticipate utilizing soft dollars or commission recapture with regard to the Fund. The Board noted policies in place to avoid conflicts of interest inherent in Auour’s management of other separate accounts with similar objective and strategies. The Board took into consideration the affiliations of Mission and considered the potential for conflicts of interest. Following further consideration and discussion, the Board indicated that Mission and Auour’s standards and practices relating to the identification and mitigation of potential conflicts of interest, as well as the benefits to be derived by each of Mission and Auour from managing the Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board members, the Board determined that the compensation payable under the New Advisory Agreement and the New Sub-Advisory Agreement, as proposed, was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve each of those Agreements for an initial two-year term pending shareholder approval.

Changes to Principal Investment Strategies and Other Changes

The Board of Trustees, at its September 20, 2017, also approved changes to the Fund’s investment strategies. The changes to the Fund’s investment strategy are intended to conform to investment strategies that Auour has offered its advisory clients as a separate account service since the latter half of 2013. The changes to the principal investment strategies will be implemented under the interim investment advisory agreement described above, as well as the interim arrangements with Auour described in Proposal 2. Also, Proposal 3 of this proxy statement proposes a revision to the investment objective of the Fund. In conjunction with these changes, the Board also approved a change in the Fund accounting agent and custodian, and the Board is of the view that each of these changes will result in costs savings for the Fund.

The team of portfolio managers that will execute the specific investment strategies and day-to-day investment operations for the Fund are discussed in Proposal 2 below.

As a result of all of the foregoing changes, it is anticipated that shareholders will experience significant savings on the ongoing operating expense. Below are the estimated new fees and expenses associated with an investment in each of the classes of shares of the Fund commencing on or about December 8, 2017.

Note that the first table below relates to fees and expenses that are estimated following the approval by shareholders of the New Advisory Agreement and the New Sub-Advisory Agreement. The second table shows the current fees and expenses of the Fund as they are currently in place. These two tables presented below will allow you to make a comparison of the estimated savings in the on-going expenses of the Fund.

Fees and Expenses – Post Fund Changes

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)

	Class A	Investor	Institutional	Class Z
	Shares	Class Shares	Class Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a	5.75%	None	None	None
% of offering price)
Maximum Deferred Sales Charge (Load)	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Investor	Institutional	Class Z
	Shares	Class Shares	Class Shares	Shares

Management Fee(1)	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) and Service Fees	0.25%	0.25%	0.00%	0.00%
Other Expenses
Shareholder Servicing Plan	0.12%	0.12%	0.08%	0.00%
Other Expenses	0.69%	0.69%	0.69%	0.69%

Total Other Expenses(1)	0.81%	0.81%	0.77%	0.69%

Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses(1)(2)	1.67%	1.67%	1.38%	1.30%
Less Fee Waiver and/or Expense Reimbursement(2)	(0.21% )	(0.21% )	(0.17% )	(0.17% )

Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense Reimbursement(2)	1.46%	1.46%	1.21%	1.13%

(1)
The Management Fee, Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect modifications to the fees provided for under the contractual service arrangements in place with certain of the Fund’s service providers.

(2)
Mission Institutional Advisors, LLC, dba Mission Funds Advisors (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.20% of the average daily net assets of the Investor, Class A and Institutional Classes of shares of Fund and 1.12% of the Class Z shares. The Adviser may not terminate this expense limitation agreement prior to April 30, 2019. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$715	$1,052	$1,412	$2,421
Investor Class Shares	$149	$506	$888	$1,959
Institutional Class Shares	$123	$420	$739	$1,643
Class Z Shares	$115	$395	$697	$1,553

Fees and Expenses – Pre Fund Changes

Note that the below represents fees and expenses currently in place and shown in the Fund’s current prospectus dated May 1, 2017.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Distribution Arrangements” of this prospectus and in the Fund’s Statement of Additional Information (the “SAI”).

Shareholder Transaction Fees (fees paid directly from your investment)

	Class A Shares		Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75	%(1)	None
Maximum Deferred Sales Charge (Load)(2)	None		1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares		Class C Shares
Management Fee	1.25%		1.25%
Distribution (12b-1) and Service Fees	0.25%		1.00%
Other Expenses(3)	1.79%		1.79%
Shareholder Servicing Plan	0.06%		0.06%

Total Annual Fund Operating Expenses(3)	3.35%		4.10%
Less Fee Waiver and/or Expense Reimbursement(4)	(0.75%	)	(0.75% )

Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense Reimbursement	2.60%		3.35%

(1)	Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase.
(2)	This deferred sales charge applies to Class C Shares sold within one year of purchase.
(3)
Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect modifications to the fees provided for under the contractual service arrangements in place with the Fund’s administrator.

(4)
Commonwealth Capital Management, LLC (the “Adviser” or “CCM”) has contractually agreed to waive or limit its fees and to assume other operating expenses until April 30, 2018 so that the ratio of total annual operating expenses is limited to 2.35% of the Fund’s annual average net assets. The foregoing limitation excludes interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired funds fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during the previous three (3) years, less any reimbursement previously paid. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense limitation agreement may be terminated by the Adviser or the Board of Trustees of the Trust at any time after April 30, 2018.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$823	$1,480	$2,160	$3,958
Class C Shares	$438(1)	$1,179	$2,035	$4,244
(1) If you did not redeem your shares, your cost would be $338 for the one year period.

Required Vote. Approval of the proposal requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Proposal 1 is not contingent on any other proposals described in the proxy statement being approved by shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED NEW ADVISORY AGREEMENT.

PROPOSAL 2

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

The New Sub-Advisory Agreement is being submitted to shareholders for approval as required by the 1940 Act.

Previous Sub-Adviser

Shikiar Asset Management, Inc. (“Shikiar”) serves as the Fund’s sub-adviser pursuant to a sub-advisory agreement between CCM and Shikiar dated October 1, 2015 (the “Shikiar Agreement”). Shikiar is a Delaware corporation located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036. Shikiar is controlled by Stuart A. Shikiar. As of March 31, 2017, Shikiar had approximately $350 million in assets under management. Shikiar has provided investment advisory services to high net worth individuals, pension and profit sharing plans and charitable organizations since 1995.

The Shikiar Sub-Advisory Agreement was last approved by the Board of Trustees of the Trust at its February 22-23, 2017 board meeting and by shareholders of the Fund at a shareholder meeting held on September 21, 2015.

CCM oversees Shikiar to ensure it complies with the investment policies and guidelines of the Fund and monitors its adherence to the Fund’s investment style. Under the Shikiar Agreement, Shikiar is responsible for the day-to-day decision-making with respect to the Fund’s investment program. Shikiar, with CCM’s oversight, manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold and provides the Trust and its agents with records relating to its activities. CCM pays Shikiar at an annualized rate of 0.55% for net assets in the Fund up to $50 million and 0.50% on net assets greater than $50 million.

Shikiar received the following payments from CCM for its services as sub-adviser to the Fund for each of the years set forth below ending on December 31:

October 1, 2015 to December 31, 2015	$22,318
Year ended December 31, 2016	$78,407

Proposed New Sub-Adviser

The Board is recommending that shareholders approve Auour as the new sub-adviser for the Fund. Auour was organized in March 2013 as a Massachusetts limited liability company and its address is 162 Main Street, Suite 2, Wenham, Massachusetts 01984. As of August 31, 2017, Auour had approximately $181,700,000 in assets under management. The names, addresses and principal occupation of the principal executive officers of Auour as of the date of this proxy statement are set forth below.

Name and Address	Principal Occupation
Joseph B. Hosler 162 Main Street, Suite 2 Wenham, Massachusetts 01984	Managing Member, Chief Compliance Officer
Robert Z. Kuftinec 162 Main Street, Suite 2 Wenham, Massachusetts 01984	Managing Member
Kenneth J. Doerr 162 Main Street, Suite 2 Wenham, Massachusetts 01984	Managing Member

At this time, Auour does not advise other registered investment companies.

The Interim Sub-Advisory Agreement

As noted above, the Board terminated the sub-advisory relationship with Shikiar, and at its September 20, 2017 special meeting, the Board, including by separate vote of a majority of the Independent Trustees, appointed Auour as the new sub-adviser to the Fund on an interim basis pursuant to an interim sub-advisory agreement effective November 7, 2017 (the “Interim Sub-Advisory Agreement”). Because the New Sub-Advisory Agreement has not been approved by shareholders of the Fund, the Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from November 7, 2017 or when the shareholders of the Fund approve the New Sub-Advisory Agreement.

The terms of the Interim Sub-Advisory Agreement are, in substance, substantially similar to those of the proposed New Sub-Advisory Agreement (as described below), except for certain provisions that are required by law. The provisions required by law include a requirement that fees payable under the Interim Sub-Advisory Agreement be paid into an escrow account. If the Fund’s shareholders approve the New Sub-Advisory Agreement by the end of the 150-day period, the compensation (plus interest) payable under the Interim Sub-Advisory Agreement will be paid to Mission (which, in turn, will pay the applicable amounts to Auour), but if the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid.

Comparison of Shikiar Sub-Advisory Agreement and New Sub-Advisory Agreement

At its September 20, 2017 meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved the New Sub-Advisory Agreement between Mission and Auour, subject to shareholder approval. The New Sub-Advisory Agreement will become effective the day after its approval by Fund shareholders. A general discussion of the differences between the New Sub-Advisory Agreement and the Shikiar Agreement are described below. Additionally, set forth below is a summary of certain material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is included as Appendix B-1. The description of the differences between the agreements and the summary of certain material terms of the New Sub-Advisory Agreement below are included in Appendix B-1, as well as the current Shikiar Sub-Advisory Agreement that is included as Appendix B-2 are qualified in their entirety by reference to the form of New Advisory Agreement included as Appendix B-1 and the Shikiar Sub-Advisory Agreement included as Appendix B-2.

Differences Between the Agreements

Other than the dates of the Agreements, the parties to the Agreements, and the Fund name, the below lists certain differences among the Agreements.

The New Sub-Advisory Agreement includes specific direction for Auour to vote proxies associated with the Fund as well as the requirement that Auour notify Mission in the event it becomes the subject of any administrative proceeding or enforcement action by the SEC or other regulatory body. The governing law of the two agreements differs. The Shikiar Agreement is governed by Maryland law while the New Sub-Advisory Agreement is governed by Virginia law. Sub-advisory fees under both the New Sub-Advisory Agreement and the Shikiar Agreement are paid monthly, but the specific provisions as to the timing of the payments differ.

Additionally, the ability of Auour under the New Sub-Advisory Agreement to terminate is different as compared to the Shikiar Sub-Advisory Agreement. Effectively, Auour may not terminate the New Sub-Advisory Agreement until after the two-year anniversary and then only upon six-month’s advance notice.

Material Terms of the New Sub-Advisory Agreement

The New Sub-Advisory Agreement will become effective the day after its approval by Fund shareholders. The New Sub-Advisory Agreement is similar to the Shikiar Agreement, except for the differences noted above and below, the parties, and the date and the name of the Fund. Set forth below is a summary of all material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is included as Appendix B-1. The summary of all material terms of the New Sub-Advisory Agreement below is qualified in its entirety by reference to the form of New Sub-Advisory Agreement included as Appendix B-1.

The fee rate under the Shikiar Agreement as compared to the New Sub-Advisory Agreement has been changed. The fee payable to Shikiar is 0.55% on the first $50 million dollars of average daily net asset of the Fund and 0.50% of average daily net assets of the Fund in excess of $50 million of average daily net assets. The fee payable to Auour under the New Sub-Advisory Agreement is 0.45%.

The New Sub-Advisory Agreement would require Auour to provide substantially the same services as provided by Shikiar. Auour will, subject to the supervision of the Trust’s Board of Trustees, provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Auour will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund.

The New Sub-Advisory Agreement will have an initial term of two years from its effective date and will continue from year to year so long as the terms of the New Sub-Advisory Agreement are specifically approved by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the New Sub-Advisory Agreement or “interested persons” of the Trust or the investment adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this New Sub-Advisory Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the investment adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder. The New Sub-Advisory Agreement may be terminated by Mission or the Trust at any time on sixty (60) days’ prior written notice to Auour, without payment of any penalty. The New Sub-Advisory Agreement may be terminated by Auour at any time on six-months written notice to Mission, without payment of any penalty. The New Sub-Advisory Agreement will terminate automatically in the event of its assignment. In the event that: (i) Mission engages in any conduct that could reasonably be expected to result in a material SEC enforcement action taken against Mission, Auour may terminate the New Sub-Advisory on sixty (60) days’ written notice to the Adviser; or (ii) any of the Fund’s Trustees, administrator, transfer agent and/or fund accounting agent or any of their respective officers, employees or affiliates who are directly involved with the Fund engage in any conduct that could reasonably be expected to result in a material SEC enforcement action taken against such person or entity and the Board or Mission does not take prompt action to terminate the relationship with such person or entity with respect to the Fund, then Auour may terminate this Agreement on sixty (60) days’ written notice to Mission.

The New Sub-Advisory Agreement subjects Auour to the same standard of care and liability to which Shikiar was subject under the Shikiar Agreement. Specifically, it states that Auour shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or Mission in connection with the performance of the New Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of Auour in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

If the Fund’s shareholders approve the New Sub-Advisory Agreement, it is expected that the New Sub-Advisory Agreement would become effective on or about December 8, 2017.

Agreement between Mission and Auour

Pursuant to the New Sub-Advisory Agreement between Mission and Auour, Auour will assume the day-to-day investment management responsibilities for the Fund under the New Sub-Advisory Agreement. In addition, Mission and Auour contemplate an on-going relationship between the parties pursuant to a separate agreement dated October 2, 2017 wherein, among other things: (i) Mission agrees to recommend to the Board that Auour continue to serve as sub-adviser for the Fund subject to Board approval and other conditions, insofar as recommendation is consistent with Mission’s and the Board’s respective fiduciary duties; (ii) Auour agrees to limit its provision of advisory or sub-advisory services to other open-end investment management companies with similar investment objectives to that of the Fund; and (iii) Auour makes certain concessions related to the expense limitation arrangements for the Fund.

Board Considerations of the New Sub-Advisory Agreement

The Board reviewed and discussed the approval of the New Sub-Advisory Agreement between Mission and Auour. Counsel noted that the 1940 Act requires the approval of the investment advisory agreements between the Trust and its service providers by a majority of the Independent Trustees.

The Board’s considerations with respect to the New Sub-Advisory Agreement are provided in Proposal 1.

Portfolio Management

If this Proposal 2 is approved, subject to the supervision of Mission, Auour will be responsible for the execution of specific investment strategies and day-to-day investment operations for the Fund. Auour will manage the portfolio of the Fund using a team of portfolio managers. Kenneth J. Doerr, Joseph B. Hosler, and Robert Z. Kuftinec will serve as portfolio managers to the Fund. Messrs. Doerr, Hosler, and Kuftinec founded Auour and have a combined 70 years of institutional investment experience. They constitute the investment committee and are primarily responsible for the day-to-day management of the Fund. Below is background information on each of the portfolio managers.

•
Kenneth J Doerr. Ken Doerr has been with the Auour Investments since May 2014. His 27 years of experience includes successfully managing funds with both growth and value mandates, long/short hedge funds, long-only portfolios, quantitative research, and risk modeling. He was a Senior Portfolio Manager Mid/SMid-Cap Growth and Head of Quantitative Research for Evergreen Investments Fundamental Equity Group. Prior to that, Ken was Founding Partner, Chief Investment Officer of Trilene Endeavour Partners, a newly-organized firm offering a Market Neutral U.S. Equity Hedge Fund. Ken was a Portfolio Manager at 2100 Capital Group, a subsidiary of Marsh & McLennan, managing the 2100 Capital Endeavour Fund, a market neutral equity hedge fund. Prior to 2100 Capital Group, he was a Senior Vice President and Portfolio Manager at Putnam Investments where he managed a $1 billion dollar sub-account of the Mid-Cap Putnam Vista Fund, a growth fund, and a $3.5 billion sub-account of the Specialty Growth Putnam New Opportunities Fund. Ken served as a member of the portfolio team at Equinox Capital Management that managed a $4.5 billion dollar sub-advisor account of Vanguard Windsor II, a large cap-value oriented fund. He was the portfolio manager for the Equinox Mid-Cap Value Fund. Before joining Equinox, Ken was a Senior Quantitative Analyst at Sanford C. Bernstein. He earned an M.S. in Electrical Engineering from Brown University and a B.E. in Electrical Engineering from the Cooper Union.

•
Joseph B. Hosler CFA. Joe Hosler has been with Auour Investments since March 2013. Joe brings 24 years of investment experience serving the needs of large institutional clients. His background includes portfolio management and investment analysis, predominantly focused on domestic and international public companies. Prior to the founding of Auour, Joe led investment activities within various sectors at Pioneer, Babson Capital, Putnam Investments, and Independence Investment Associates (IIA). While at IIA, Joe drove the effort to design, develop, and launch one of the first quantitatively driven tax efficient investment approaches focused on individuals and taxable organizations. Joe holds an MBA from The Darden School of the University of Virginia, as well as, a B.S. and M.S. in Mechanical Engineering from Boston University. He served on the Board of Trustees and as the Treasurer of Glen Urquhart School and volunteered as an advisor at North Shore InnoVentures.

•
Robert Z. Kuftinec. Robert Kuftinec has been with Auour Investments since June 2013. Robert has 25 years of investment experience. He has a background in investing and corporate finance having worked in both investment banking and private equity. Prior to the founding of Auour, Robert was a Managing Director at TransOcean Capital where he was responsible for significant foreign equity and real estate investments in the United States. Prior to TransOcean, he was a Managing Director at Overture Capital Partners, a private equity investment firm focused on the middle market, and a Managing Director at Shields & Company, a Boston-based investment bank. Robert has been active on several corporate Boards of Directors including those at the Deutsche Asset Management Small Cap Fund (NYSE), Stronghaven, Inc., and Halcore Inc. He also has been a board member and treasurer at several non-profit organizations. He has an undergraduate degree from Babson College and earned an MBA from the Darden School at the University of Virginia.

Required Vote. Approval of the proposal requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Approval of Proposal 2 is contingent on approval of Proposal 1. If Proposal 1 is not approved, then Proposal 2 will be withdrawn regardless of the number of votes received in favor of Proposal 2. Further, the proposed adviser and sub-adviser will begin to manage the Fund under the interim investment advisory agreement described above and will utilize the new investment strategy at that time.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
PROPOSED NEW SUB-ADVISORY AGREEMENT

PROPOSAL 3

APPROVAL OF A CHANGE TO THE INVESTMENT OBJECTIVE AND
TO MAKE THE INVESTMENT OBJECTIVE NON-FUNDAMENTAL

The current investment objective of the Fund is that it seeks to provide a competitive level of total return consisting of income and growth. This investment objective is currently fundamental, which means that it may not be changed without shareholder approval.

The Trust (after feedback from the proposed investment adviser (Mission) and sub-adviser (Auour) to the Fund) is proposing that the Fund’s investment objective be amended from the objective as stated above to indicate that the Fund “seeks long term capital appreciation through exposure to global equity markets” and to change its investment objective to a non-fundamental policy that may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders.

Current Fundamental Investment Objective	Proposed Non-Fundamental Investment Objective
The Fund seeks to provide a competitive level of total return consisting of income and growth.	The Fund seeks long term capital appreciation through exposure to global equity markets.

A vote in favor of Proposal 3 also constitutes a vote in favor of making the Fund’s investment objective a non-fundamental policy of the Fund. As a non-fundamental policy of the Fund, any future changes to the investment objective may be made by the Board without shareholder approval upon prior notice to shareholders. The Fund’s current investment objective is a fundamental policy of the Fund, which means that any changes to Fund’s current investment objective are subject to shareholder approval. Changing the Fund’s investment objective to a non-fundamental policy of the Fund would give the Board more flexibility to make appropriate changes to the Fund’s investment objective in a timely manner without having to incur the cost of soliciting and obtaining shareholder approval.

The Board noted that the proposed new investment objective is, as indicted by Mission and Auour, is more consistent with the investment strategies that have been approved by the Board, which are described more fully after this section.

Required Vote. Approval of the proposal requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Proposal 3 is not contingent on any other proposals described in the proxy statement being approved by shareholders. Approval of Proposal 3 is not contingent on the approval of any other proposals described in this Proxy Statement.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED REVISION TO THE INVESTMENT OBJECTIVE AND TO MAKE THE INVESTMENT OBJECTIVE NON-FUNDAMENTAL

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum. One-third (1/3) of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of each Proposal requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposals.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. However, since such shares are not voted in favor of a Proposal, they have the effect as counting AGAINST the proposal.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies. If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be considered at this Special Meeting must be received by the Trust within a reasonable period of time, as determined by the officers of the Trust. The Board’s designated chairman for the Special Meeting shall make any determinations as to whether such proposals have been received within a reasonable period of time.

Adjournment. In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders of the Fund (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1.800.673.0550 or write to us at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Proxy Solicitation Costs. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Fund. The estimated cost of solicitation is approximately $100,000.

The Trust has engaged AST Fund Solutions to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tabulation. In addition to the use of mail, a phone campaign may be utilized as necessary as part of the solicitation services to be provided by AST. By voting immediately, you can help the Trust avoid the additional expense of a second proxy solicitation. Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or multiple Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Outstanding Shares. The shares outstanding of the Fund as of October 11, 2017 were: 487,926.

Beneficial Ownership. Appendix C sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a Fund.

OTHER SERVICE PROVIDERS TO THE FUND

Administrator and Transfer Agent. Commonwealth Fund Services, Inc. (“CFS”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Trust’s administrator and transfer agent.

Distributor. First Dominion Capital Corp., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 serves as the distributor for shares of the Funds.

Custodian and Accounting Services. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian and fund accounting services agent.

Note that at its September 20, 2017 special Board meeting, the Board of Trustees approved changes to certain service providers, including those relating to the provision of custodian and fund accounting services. Under the new arrangements, CFS will begin to serve as the Fund’s accounting agent on November 7, 2017. Additionally, Fifth Third Bank will begin to serve as the Fund’s custodian on November 7, 2017

Legal Counsel. The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Fund.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE
THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE
PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

APPENDIX A -1

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of this ___ day of ______, 2017 by and between World Funds Trust (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Mission Institutional Advisors, LLC (the “Adviser”), a Texas limited liability company.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on the Schedule(s) A to this Agreement (each, a “Fund” and collectively, the “Funds”), as such Schedule As may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	THE ADVISER’S SERVICES.

(a)
Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)
Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)
Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)
Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)
Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)
Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Paragraph 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.
CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.
INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)
Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes- Oxley Act. The Adviser will promptly notify the Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15) that has occurred or is otherwise proposed to occur.

(b)
Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)
Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)
Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)
Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.
ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)
Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)
ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)
Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)
Use of the Names “Mission Funds” and “Auour”. The Adviser has the right to use the names “Mission Funds” and “Auour” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Mission Funds” and “Auour” in connection with the management and operation of each Fund. The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “Mission Funds” and “Auour”.

(e)
Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of the Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)
No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)
Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)
Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.
THE NAMES “Mission” “Mission Funds” AND “Auour”. The Adviser grants to the Trust a license to use the names “Mission,” “Mission Funds” and “Auour” (the “Names”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Names as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Names; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Names. The Trust shall: (i) only use the Names in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Names; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (i) submit to the Adviser representative samples of any promotional materials using the Names, and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Names and will not thereafter transact any business using the Names in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Names and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

9.
ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in each Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.
INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.
ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

(a)
This Agreement shall become effective as of the date executed with respect to a particular Fund (the “Effective Date”) and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

i.
Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15); or

ii.
This Agreement shall automatically terminate two years from the date of its execution with respect to a particular Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” (as defined in Section 15) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of each Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to each Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)
In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.
NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235 Attention: President; and notices to the Adviser shall be directed to Mission Institutional Advisors, LLC, 2651 North Harwood Street, Suite 525, Dallas, TX 75201, Attention: Michael Young.

14.
CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.
CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.
LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.
RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.
ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

19.
LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.
NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.
GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.
PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.
COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

* * * * * * *

Signature Page to Follow

* * * * * * *

SIGNATURE PAGE
Investment Advisory Agreement
Between
World Funds Trust (the “Trust”) and
Mission Institutional Advisors, LLC (the “Adviser”)

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted on each Schedule A to this agreement.

World Funds Trust		Mission Institutional Advisors, LLC

By:	________________________________	By:	________________________________

Name:	David A. Bogaert	Name:	Jeff Groves

Title:	President and Principal Executive Officer	Title:	Chief Executive Officer

SCHEDULE A-1

Investment Advisory Agreement
between
World Funds Trust (the “Trust”) and
Mission Institutional Advisors, LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
Mission-Auour Risk-Managed Global Equity Fund	None	0.60%	_____, _____

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted in this Schedule A.

World Funds Trust		Mission Institutional Advisors, LLC

By:	______________________________	By: ______________________________

Name:	David A. Bogaert	Name: ______________________________

Title:	President and Principal Executive Officer	Title: ______________________________

APPENDIX A-2

INVESTMENT ADVISORY AGREEMENT

Global Strategic Income Fund

THIS INVESTMENT ADVISORY AGREEMENT is made as of the 15th day of August, 2014, and amended as of February 22, 2017, by and between the World Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of the Trust’s Global Strategic Income Fund series (the “Fund”) and Commonwealth Capital Management, LLC (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISOR.

(a) General Duties. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor (collectively, the “Investment Policies”). In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b) Brokerage. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. The Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Advisor.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from the Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) The Advisor may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust’s Board of Trustees. Where such arrangements are authorized by the Trust’s Board of Trustees, the Advisor shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS. The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s  employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Advisor is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14. TERM.

(a) This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

(b) The Fund may use the name “Global Strategic Income Fund” or any name derived from or using the name only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

15. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

17. ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

WORLD FUNDS TRUST
On behalf of the
Global Strategic Income Fund

By: /s/ John Pasco, III
Name: John Pasco, III
Title: President

COMMONWEALTH CAPITAL MANAGEMENT, LLC

By: /s/ John Pasco, III
Name: John Pasco, III
Title: Managing Member

SCHEDULE A

Series or Fund of World Funds Trust Annual Fee Rate

FUND	RATE
Global Strategic Income Fund	1.25% on the first $500 million of average daily net assets, and 1.00% on the average net assets of the Fund above $500 million.

APPENDIX B-1

SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) dated this ___ day of ______, 2017 by and between Mission Institutional Advisors, LLC, a Texas limited liability company (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended, and Auour Investments, LLC a Massachusetts limited liability company (the “Sub-Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of asset management;

WHEREAS, Sub-Adviser is also registered with the SEC as an investment adviser under the Advisers Act, and engages in the business of asset management;

WHEREAS, World Funds Trust, a Delaware Statutory Trust (the “Trust”) is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has been engaged by the Trust to provide investment management services to the separate series of the Trust which are listed on Schedule A to this Agreement (each a “Fund”);

WHEREAS, each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and each Fund’s shares are registered under the Securities Act of 1933, as amended (the “Securities Act”)

WHEREAS, the Adviser desires to retain the Sub-Adviser to render certain investment management services to each Fund, and the Sub-Adviser is willing to render such services; and

WHEREAS, the Trust has consented to the engagement of the Sub-Adviser by the Adviser.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.
Appointment. The Adviser hereby appoints the Sub-Adviser to act as investment adviser, with full discretionary power and authority for the period and on the terms set forth in this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser except as expressly authorized in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.	Delivery of Documents. The Sub-Adviser acknowledges that it has received copies of each of the following:

a.
Each Fund’s Registration Statement on Form N-1A under the 1940 Act and under the Securities Act, relating to shares of beneficial interest of the Fund(s) as filed with the SEC and all amendments thereto;

	b.	Each Fund’s Prospectus (such Prospectus, as presently in effect and all amendments and supplements thereto are herein called the “Prospectus”).

	c.	Each Fund’s’ Statement of Additional Information (such Statement of Additional Information, as presently in effect and all amendments and supplements thereto are herein called the “SAI”).

The Adviser will furnish the Sub-Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.	Management. Subject to the supervision of the Trust’s Board of Trustees, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Fund. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Sub-Adviser will provide the services under this Agreement in accordance with each Fund’s investment objectives, policies and restrictions as stated in its Prospectus and SAI and such compliance policies and procedures as the Adviser or Trust may provide to Sub-Adviser in writing from time to time. The Sub-Adviser further agrees that it:

a.
Will conform its activities to all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement.

b.
Will vote proxies with respect to each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines and shall report all votes cast in the in time, manner, and format requested to facilitate the filing of the N-PX.

c.
Will promptly notify the Adviser of the occurrence of any event that would be reasonably likely to disqualify the Sub-Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

d.
Will promptly notify the Adviser in the event that: (i) the Sub-Adviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction or (ii) to the best of the Sub-Adviser’s knowledge, any affiliate of the Sub-Adviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction that the Sub-Adviser reasonably expects could have a material adverse effect upon the ability of the Sub-Adviser to perform its duties under this Agreement.

e.
Will provide, at its own cost, personnel, office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of each Fund and will assume other costs and expenses incurred by it in connection with its investment advisory services pertaining to each Fund.

	f.	Will, in compliance with the requirements of the 1940 Act, (i) maintain all records required to be maintained and keep them as property of the Trust, (ii) surrender promptly to the Trust any of such records upon the Trust’s request, and (iii) preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

	g.	Will provide the Trust and the Trust’s service providers with records concerning the Sub-Adviser’s activities which the Trust is required under applicable law or regulation to maintain.

	h.	Will render oral and written regular reports to the Trust and the Adviser concerning Sub-Adviser’s discharge of the foregoing responsibilities.

4.
Services Not Exclusive. The advisory services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to furnish similar services to others as long as its services under this Agreement are not impaired thereby.

5.
Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the benefit of each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by it pursuant to Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Trust.

6.
Compensation; Fund Expenses. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in Schedule B attached hereto and made a part of this Agreement. Such compensation shall be payable monthly within fifteen (15) business days after the end of any month to the Sub- Adviser and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule A, to the assets. The fee shall be based on the average daily net assets for the month involved. Fees for less than a full month will be pro-rated. The Sub- Adviser shall have no right to obtain compensation directly from a Fund or the Trust for services provided hereunder and agrees to look solely to the Adviser for payment of fees due. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for each Fund.

7.
Limitation of Liability of the Sub-Adviser. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Adviser hereunder. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust (including, without limitation, any Fund thereof) or the Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, directions, instructions or requests given or made to the Sub- Adviser by the Adviser or the Trust. The Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons, for any liability and expenses, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Sub-Adviser’s performance of its obligations under this Agreement or the Adviser’s breach of the terms, representations and warranties herein; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses that may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties or by reason of the reckless disregard of the Sub-Adviser’s duties and obligations under this Agreement, which includes, but is not limited to, liability that arises out of circumstances where the Sub-Adviser engages in any conduct or omissions that could reasonably be expected to result in an enforcement action taken against the Adviser and/or the Sub-Adviser by a regulatory agency or authority.

8.	Duration and Termination.

a.
Duration. This Agreement shall become effective on the date of its execution of the applicable Schedule A with respect to each Fund (each an “Effective Date”). This Agreement will terminate automatically, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Sub-Adviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder. Upon termination of this Agreement, the duties of the Adviser delegated to the Sub-Adviser under this Agreement automatically shall revert to the Adviser.

b.
Termination by the Board or Shareholders. The Board, or pursuant to a vote of a majority of the outstanding voting shares of the Fund, the Trust, on behalf of the Fund, may at any time terminate this Agreement, without the payment of any penalty, by providing sixty (60) days’ written notice delivered or mailed by registered mail, postage prepaid, to Sub-Adviser. The Board may also terminate this Agreement with for a material breach effective immediately or as of such time as the Board deems appropriate.

	c.	Termination by Parties.
i.
Adviser may at any time terminate this Agreement, without the payment of any penalty, by providing sixty (60) days’ advance written notice delivered or mailed by registered mail, postage prepaid, to Sub-Adviser.

ii.
Sub-Adviser may terminate this Agreement effective on or after the second anniversary date of this Agreement commencing on the Effective Date, without the payment of any penalty, by providing at least six months advance written notice delivered or mailed by registered mail, postage prepaid, to Adviser and the Trust on or before the second anniversary date of this Agreement.

iii.
Notwithstanding the foregoing, in the event that: (i) the Adviser engages in any conduct that could reasonably be expected to result in a material SEC enforcement action taken against the Adviser, the Sub-Adviser may terminate this Agreement on sixty (60) days’ written notice to the Adviser; or (ii) any of the Fund’s Trustees, administrator, transfer agent and/or fund accounting agent or any of their respective officers, employees or affiliates who are directly involved with the Fund engage in any conduct that could reasonably be expected to result in a material SEC enforcement action taken against such person or entity and the Board or Adviser does not take prompt action to terminate the relationship with such person or entity with respect to the Fund, then the Sub- Adviser may terminate this Agreement on sixty (60) days’ written notice to the Adviser.

d.
Assignment. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act), or if the Adviser’s investment advisory agreement shall terminate with respect to the Fund.

e.
No Prejudice and Transition. Any notice of termination served on Sub-Adviser by Adviser shall be without prejudice to the obligation of Sub-Adviser to complete transactions already initiated or acted upon with respect to the Fund. Upon termination with or without proper notice as defined in this Agreement by Adviser Sub-Adviser will be paid all reasonable expenses Sub-Adviser necessarily incurs in terminating the Agreement. Upon termination of this Agreement, the duties of Adviser delegated to Sub-Adviser under this Agreement automatically shall revert to Adviser.

9.
Notices. Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties at the addresses noted below or such other addresses as may be provided by the parties from time to time:

If to the Adviser:	If to the Sub-Adviser
Mission Institutional Advisors, LLC	Auour Investments, LLC
2651 North Harwood Street, Suite 525	162 Main Street, Suite 2
Dallas, TX 75201	Wenham, MA 01984
Attn: Michael Young	Attn: Joseph Hosler
With Copies to the Trust:
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
Attn: David Bogaert

10.
Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

11.
Miscellaneous. The captions of this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12.
The Name “Auour.” Sub-Adviser agrees that the name “Auour” or variations thereof may be used in the name of the Fund under this Agreement and that such name, together with any related logos and any service marks containing the word “Auour” or variations thereof may be used in connection with the Fund’s business only for so long as this Agreement (including any continuance or amendment hereof) remains in effect and that such use shall be royalty free; provided, that in all instances, Sub-Adviser shall be entitled to review and approve the actual use of its mark by the Fund. At such time as this Agreement shall no longer be in effect, the Fund will cease such use. The Fund acknowledges that it has no rights to the name “Auour” or variations thereof and such logos or service marks other than those granted in this paragraph and that the Sub-Adviser reserves to itself the right to grant the nonexclusive right to use the name “Auour” or variations thereof and such logos or service marks to any other person.

13.
Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the Commonwealth of Virginia, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

14.	Entire Agreement. This Agreement consists of the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior writings and understandings relating thereto.

15.
Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

* * * * * * *

Signature Page to Follow

* * * * * * *

SIGNATURE PAGE
TO THE SUB-ADVISORY AGREEMENT
BY AND BETWEEN
MISSION INSTITUTIONAL ADVISORS, LLC
AND
AUOUR INVESTMENTS, LLC

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

MISSION INSTITUTIONAL ADVISORS, LLC
By: ______________________________

Name: Jeff Groves
Title: Chief Executive Officer

AUOUR INVESTMENTS, LLC
By: ______________________________
Name: Joseph Hosler
Title: Managing Principal

SCHEDULE A
TO THE SUB-ADVISORY AGREEMENT
BY AND BETWEEN
MISSION INSTITUTIONAL ADVISORS, LLC
AND
AUOUR INVESTMENTS, LLC

Pursuant to paragraph 6 of the Sub-Advisory Agreement by and between Mission Institutional Advisors, LLC (“Mission”) and Auour Investments, LLC (“Auour”), Mission shall pay Auour the sub-advisory fees with respect to each of each Fund of the World Funds Trust at the annualized rates as set forth below

Fund	Asset Breakpoint	Sub-Advisory Fee	Effective Date
Mission-Auour Global Risk-Managed Equity Fund	None	0.45%	_______, 2017

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted in the Schedule A above.

MISSION INSTITUTIONAL ADVISORS, LLC	AUOUR INVESTMENTS, LLC

By: _________________________	By: _________________________

Name: Jeff Groves	Name: Joseph Hosler

Title: Chief Executive Officer	Title: Managing Principal

APPENDIX B-2

SUB-ADVISORY AGREEMENT

Investment Sub-Advisory Agreement (the “Agreement”) dated this 1st day of October, 2015 by and between Commonwealth Capital Management, LLC, a Virginia limited liability company (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended, and Shikiar Asset Management, Inc. (the “Sub-Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the World Funds Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and consists of several series of shares, each having its own investment objective and policies;

WHEREAS, the Trust has retained the Adviser to furnish investment advisory and management services to the Global Strategic Income Fund series of the Trust (the “Fund”), subject to the control of the Trust’s Board of Trustees (the “Board” or the “Trustees”), and the Adviser is willing to so furnish such services; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in furnishing investment advisory and management services to the Fund, subject to the control of the Adviser, and the Sub-Adviser is willing to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

1.          Appointment. The Adviser, pursuant to its authorization from the Board, hereby appoints the Sub-Adviser to act as the sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.          Duties of the Sub-Adviser. Subject to the supervision of the Adviser, the Sub-Adviser will assist the Adviser in managing the investment and reinvestment of the assets of the Fund, and will continuously review, supervise, and administer the investment program of the Fund, to determine in its discretion the securities to be purchased or sold, to provide the Trust and Commonwealth Shareholder Services, Inc. (the “Administrator”) with records concerning the Sub-Adviser’s activities which the Trust is required to maintain, and to render regular reports to the Adviser, the Trust’s Officers and Board and to the Administrator concerning the Sub-Adviser’s discharge of the foregoing responsibilities.

The Sub-Adviser shall discharge the foregoing responsibilities subject to the control of the Adviser and the Trust’s Board and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies and limitations for the Fund as set forth in the Fund’s prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Trust will instruct each of its agents and contractors to cooperate in the conduct of the business of the Fund.

             The Sub-Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

3.          Portfolio Transactions. The Sub-Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the best price and execution for the Fund’s transactions in accordance with the policies of the Trust as set forth from time to time in the prospectus and Statement of Additional Information. The Sub-Adviser will promptly communicate to the Trust and to the Administrator such information relating to portfolio transactions as they may reasonably request.

It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the prospectus and Statement of Additional Information. Subject to the foregoing, the Sub-Adviser may direct any transaction of the Fund to a broker which is affiliated with the Adviser or Sub-Adviser in accordance with, and subject to, the policies and procedures approved by the Board of the Trust pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

4.        Compensation of the Sub Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in the Schedule attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved. The fee contemplated herein shall generally be payable within five (5) business days following each month-end.

            All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement. If this Agreement is terminated prior to the end of any month, the fee to the Sub-Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

5.        Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

6.        Reports. The Sub-Adviser agrees to furnish to the Adviser and the Trust current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of the Fund’s financial statements, and to furnish such other information and documents with regard to its affairs as each may reasonably request.

7.        Status of the Sub-Adviser. The services of the Sub-Adviser to the Adviser and to the Trust are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services to the Adviser and to the Trust are not impaired thereby.

            Pursuant to comparable agreements, the Adviser and/or the Trust may also retain the services of the Sub-Adviser to serve as the investment advisor or sub-adviser to other series of the Trust.

8.        Books and Records. In compliance with the requirements of the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust, and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders there under, the records required to be maintained by the 1940 Act.

9.        Limitation of Liability and Indemnification of Sub-Adviser. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Adviser hereunder. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (as used in this paragraph 9, the term “Sub-Adviser” shall include trustees, officers, employees and other corporate agents of the Sub-Adviser as well as that corporation itself).

            The Adviser shall indemnify and hold harmless the Sub-Adviser against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Sub-Adviser’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect the Sub-Adviser against any liability to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

10.        Permissible Interest. Trustees, agents, and shareholders of the Trust or the Adviser are or may be interested in the Sub-Adviser (or any successor thereof) as trustees, officers, or shareholders, or otherwise; trustees, officers, agents and shareholders of the Sub-Adviser are or may be interested in the Trust or the Adviser as trustees, officers, shareholders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Trust or the Adviser as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or Sub-Adviser if approved by the Trust’s Board of Trustees subject to the rules and regulations of the U.S. Securities and Exchange Commission, and the policies and procedures adopted by the Trust.

11.        Duties and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Fund and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Trust’s Board who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund. Notwithstanding the foregoing, this Agreement may be terminated by the Adviser, the Fund or by the Trust at any time on sixty (60) days’ written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of the Fund or by the Sub-Adviser on sixty (60) days written notice. This Agreement will automatically terminate upon the termination of the Investment Advisory Agreement between the Adviser and the Trust with respect to the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

12.        Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

13.        Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

(a)	To the Trust at:	8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

(b)	To the Adviser at:	8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

(c)	To the Sub-Adviser at:	1185 Avenue of the Americas, 18th Floor
New York, New York 10036

14.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

15.        Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16.        Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

COMMONWEALTH CAPITAL MANAGEMENT, LLC
/s/ John Pasco, III
By: ____________________________________
John Pasco, III
Chairman

SHIKIAR ASSET MANAGEMENT, INC.
/s/ Stuart A. Shikiar
By: ____________________________________
Stuart A. Shikiar
President

SCHEDULE A TO
SUB-ADVISORY AGREEMENT
BY AND BETWEEN
COMMONWEALTH CAPITAL MANAGEMENT, LLC, AND
SHIKIAR ASSET MANAGEMENT, INC.
WITH RESPECT TO GLOBAL STRATEGIC INCOME FUND

Pursuant to Paragraph 4 of this Sub-Advisory Agreement by and among Commonwealth Capital Management, LLC (the “Adviser”), Shikiar Asset Management, Inc. (the “Sub-Adviser”) and World Funds Trust (the “Trust”), with respect to the Global Strategic Income Fund (the “Fund”), a series of the Trust, the Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

The amount of such fee shall be 0.55% on the first $50 million dollars of average daily net assets of the Fund and 0.50% of average daily net assets of the Fund in excess of $50 million of average daily net assets.

APPENDIX C

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of the Fund as of October 11, 2017. As a group, the Trustees and Officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date, October 11, 2017.

		NAME & ADDRESS
FUND NAME		(AMOUNT AND PERCENT OWNERSHIP)

Class A Shares	Schwab	90,361	18.84%
	101 Montgomery Street
	San Francisco, CA 94104-4175

Class C Shares	Pershing LLC	2,056	24.78%
	1 Pershing Plaza
	Jersey City, NJ 07399-0002

	UBS WM USA Omni Acct M/F/	2,044	24.63%
	Attn: Dept Mgr. 100 Harber Blvd.
	Weehawken, NJ 07086

	DE Pruitt & NJ Pruitt JTWROS	1,088	13.11%
	350 Klyer Terrace
	Hot Springs National Park, AR
	71913

	SEI	854	10.29%
	One Freedom Valley Drive
	Oaks, PA 19456

	Schwab	699	8.43%
	211 Main Street
	San Francisco, CA 94105-1901

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

Global Strategic Income Fund

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 7, 2017

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Global Strategic Income Fund, a portfolio series of the World Funds Trust (the “Trust”), that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern time, on December 7, 2017, at the offices of the Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-XXX-XXX-XXXX. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 7, 2017. The proxy statement for this meeting is available at:

proxyonline.com/docs/globalstrategicincome.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Global Strategic Income Fund		PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Trust and Mission Institutional Advisors, LLC d/b/a Mission Fund Advisors on behalf of the Fund;

2.	To approve a new investment sub-advisory agreement between Mission Institutional Advisors, LLC d/b/a Mission Fund Advisors and Auour Investments, LLC on behalf of the Fund;

3.	To approve a revision to the investment objective of the Fund and to make the investment objective non-fundamental; and

4.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]